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                                PLEDGE AGREEMENT

                                 EXHIBIT 10.29A
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                                PLEDGE AGREEMENT



                 This Pledge Agreement is entered into as of the 8 day of November, 1995, by and between:

PLEDGOR:                          XIRCOM, INC.

                                      AND

PLEDGEE:               THE CIT GROUP / CREDIT FINANCE, INC.

                 1.       Pledge of Collateral and Delivery of Pledged
Collateral.

                          1.1     Pledgor hereby pledges and assigns to Pledgee
and grants to Pledgee a security interest in all of the Collateral described in
Section 2 below, whether now owned or hereafter acquired, now or at any time hereafter in the possession, custody or control of Pledgee or its agents, whether held for safekeeping, in a safe deposit box, or otherwise ("Collateral") to secure prompt payment and full performance of the obligations described in Section 3 below (collectively, "Obligations").

                          1.2     All certificates or instruments representing
or evidencing the Collateral shall be delivered to and held by or on behalf of Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Pledgee. Pledgee shall have the right, at any time, after an Event of Default (as defined herein), in its reasonable discretion and without notice to Pledgor, to transfer to or to register in the name of Pledgee or any of its nominees any or all of the Collateral. In addition, Pledgee shall have the right at any time after and during the continuance of an Event of Default, to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

                 2. Collateral. The Collateral consists of the following:

                          2.1     All the shares of the capital stock of
Primary Rate, Inc. (the "Company"), owned beneficially and of record by Pledgor as listed on Schedule I attached hereto and made a part hereof, and all cash, dividends, other securities, instruments, rights and other property at any time and from time to time received or receivable in respect of the stock of the Company or in exchange for all or any part thereof, including without limitation, stock dividends, warrants, rights to subscribe, conversion rights, liquidating dividends and other stock rights, and in the event Pledgor receives any of the foregoing, Pledgor acknowledges that the same shall be received IN TRUST for Pledgee and agrees immediately to deliver the same to Pledgee in original form of receipt, together with any stock or bond powers, assignments, endorsements or other documents or instruments as Pledgee may reasonably





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request to establish, protect or perfect Pledgee's interest in respect of such
Collateral; and

                          2.2     All other property hereafter delivered to
Pledgee (or any agent or bailee holding on behalf of Pledgee) by Pledgor in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, dividends, other securities, instruments, rights and other property at any time and from time to time received or receivable in respect thereof or in exchange for all or any part thereof, including without limitation, stock dividends, warrants, rights to subscribe, conversion rights, liquidating dividends and other stock rights, and in the event Pledgor receives any of the foregoing, Pledgor acknowledges that the same shall be received IN TRUST for Pledgee and agrees immediately to deliver the same to Pledgee in original form of receipt, together with any stock or bond powers, assignments, endorsements or other documents or instruments as Pledgee may request to establish, protect or perfect Pledgee's interest in respect of such Collateral; and

                          2.3     All proceeds of all of the foregoing.

                 3. Obligations. The Obligations secured under this Pledge Agreement are:

                          3.1     (i) the obligations of Pledgor under that
certain Loan and Security Agreement ("Lending Agreement") of even date herewith made by Pledgor in favor of Pledgee; and (ii) the obligations of Pledgor under this Pledge Agreement, and all extensions, amendments, modifications and renewals of any of the foregoing.

                 4. Representations and Warranties. Pledgor represents and warrants on the date hereof, that:

                          4.1     Except as heretofore disclosed to Pledgee in
writing, Pledgor is the sole legal, beneficial and, if applicable, record owner of the Collateral (or, in the case of after-acquired Collateral, will be the sole such owner thereof), having good and marketable title thereto, free of all liens, security interests, encumbrances or claims of any kind, except Permitted Liens and liens in favor of Pledgee.

                          4.2     All information heretofore, herein or
hereafter given to Pledgee by or on behalf of Pledgor is complete, true and correct.

                          4.3     All shares of stock constituting Collateral
(a) with respect to the Company have been duly and validly issued in compliance with all applicable state and federal laws (including, without limitation, the Securities Act of 1933, as amended (the "Securities Act")), (b) are fully paid, nonassessable and free of preemptive rights, (c) are not subject to any restrictions upon the voting rights or upon the transfer thereof other than as may appear on the face of the certificates evidencing such Collateral, (d) constitute all securities of the Companies owned beneficially and of record by Pledgor and/or any of its affiliates and (e) include 100% of the issued and outstanding shares of each class of voting stock of the Company;





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                          4.4     The fair saleable value of Pledgor's assets
exceeds Pledgor's liabilities, and Pledgor meets its debts as they mature;

                          4.5     There does not now exist and, after giving
effect to all transactions contemplated in connection herewith, there will not exist any default, breach or violation under any material loan document, corporate or partnership instrument or other instrument or regulation to which Pledgor is a party or to which assets of Pledgor are subject or bound;

                          4.6     Pledgor represents that it is duly organized,
validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, and has all requisite power and authority and necessary licenses to own and operate its properties and carry on its business, and to enter into the transactions contemplated by this Pledge Agreement.

                 5. Covenants of Pledgor. Until the Obligations are paid in full, Pledgor agrees to:

                          5.1     Preserve and protect the Collateral provided
that Pledgee acknowledges receipt of the stock certificates described on
Schedule I hereto;

                          5.2     Not create, incur, assume or permit to exist
any liens, encumbrances, security interests, levies, assessments or charges on or in any of the Collateral, except those approved in writing by Pledgee and Permitted Liens;

                          5.3     Promptly pay and discharge before the same
become delinquent all taxes, assessments and governmental charges or levies imposed on any of the Collateral;

                          5.4     Not sell, encumber, or otherwise dispose of
or transfer any Collateral, or any right or interest therein and agrees that it will (i) cause the Company not to issue any other voting stock in addition to or in substitution for the Collateral, except to Pledgor, or in connection with outstanding stock options or with the prior written consent of Pledgee and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of the Companies;

                          5.5     Appear in and defend, at Pledgor's own
expense, any action or proceeding which may affect Pledgor's title to or Pledgee's interest in the Collateral;

                          5.6     Procure or execute and deliver, from time to
time, in form and substance satisfactory to Pledgee, any stock powers, bond powers, endorsements, assignments, financing statements, estoppel certificates or other writings reasonably deemed necessary or appropriate by Pledgee to perfect, maintain or protect Pledgee's security interest in the Collateral and the priority thereof, and take such other action and deliver such other documents, instruments and agreements pertaining to the Collateral as Pledgee may request to effectuate the intent of this Pledge Agreement;





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                          5.7     Keep separate, accurate and complete records
of the Collateral and provide Pledgee with access thereto and the right to make extracts therefrom;

                          5.8     Provide Pledgee with such other information
pertaining to the Collateral as Pledgee may reasonably request from time to time; and

                          5.9  Maintain and preserve its corporate or other
legal existence and that of the Companies, and all rights, privileges, franchises and other authority necessary for the conduct of their respective businesses.

                 6.       Authorized Action by Pledgee.

                          6.1     After the occurrence and during the
continuation of an Event of Default (as defined herein), Pledgor hereby irrevocably appoints Pledgee as its attorney-in-fact to do (but Pledgee shall not be obligated to and shall not incur any liability to Pledgor or any third party for failure so to do) any act which Pledgor is obligated by this Pledge Agreement to do, and to exercise such rights and powers as Pledgor might exercise with respect to the Collateral, including, without limitation, the right to:

                                  6.1.1       collect by legal proceedings or
otherwise and endorse, receive and receipt for all payments, proceeds and other sums and property now or hereafter payable on or in respect of proceeds and other sums and property now or hereafter payable on or in respect of the Collateral, including dividends and interest payments;

                                  6.1.2       enter into any extension,
reorganization, deposit, merger or consolidation agreement or other agreement pertaining to the Collateral, and in connection therewith may deposit or surrender control of the Collateral thereunder, accept other property in exchange therefor, and do and perform such acts and things as it may deem proper, and any money or property secured in exchange therefor shall be applied to the Obligations or held by Pledgee pursuant to the provisions of this Pledge Agreement;

                                  6.1.3       protect and preserve the
Collateral;

                                  6.1.4       to the extent permitted by law,
transfer the Collateral to its own or its nominee's name; and

                                  6.1.5       make any compromise, settlement
or adjustment, and take any action it deems advisable, with respect to the Collateral.

                          6.2     Any reasonable costs and expenses, including
reasonable attorneys' fees, Pledgee may incur while acting as Pledgor's attorney-in-fact hereunder are included in the Obligations secured hereby. It is further agreed and understood between the parties hereto that such care as Pledgee gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Pledgee's possession; provided, however, that Pledgee shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any





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prior party or any other person in connection with the Obligations or with respect to the Collateral.

                          6.3     All the foregoing powers authorized herein,
being coupled with an interest, are irrevocable so long as any Obligations are outstanding.

                 7.       Transfer, Voting, Dividends, Etc.

                          7.1     Notwithstanding any other provision hereof,
so long as no Event of Default (as defined herein) shall have occurred and be continuing:

                                  7.1.1       Pledgor shall be entitled to
exercise all voting powers pertaining to all shares of stock and other securities constituting Collateral for all purposes not inconsistent with the terms of this Pledge Agreement;

                                  7.1.2       Pledgor shall be entitled to
receive and retain all dividends (other than stock or liquidating dividends) and all interest payments payable in respect of the Collateral; provided, however, that all stock or property representing stock or liquidating dividends or a distribution or return of capital upon or in respect of the shares of stock constituting Collateral or resulting from a split-up, revision or reclassification of such Collateral or received in exchange therefor, as a result of a merger, consolidation or otherwise, shall be paid or transferred directly to Pledgee immediately upon receipt thereof by Pledgor, and shall be retained by Pledgee as Collateral hereunder; and

                                  7.1.3       in order to permit Pledgor to
exercise such voting powers and to receive such dividends Pledgee shall, if necessary, upon the written request of Pledgor, from time to time, execute and deliver to Pledgor appropriate proxies.

                          7.2     If any Event of Default (as defined herein)
shall have occurred and while the same is continuing:

                                  7.2.1       Pledgee, or its nominee or
nominees, shall, at its option, have the sole and exclusive right to exercise all voting powers pertaining to the shares of stock constituting Collateral, and shall exercise such powers in such manner as Pledgee may elect, and Pledgor hereby grants Pledgee an irrevocable proxy, coupled with an interest to vote such shares of stock; provided, however, that such proxy shall terminate upon termination of Pledgee's security interest therein; and

                                  7.2.2       All dividends and other
distributions made upon or in respect of shares of stock constituting Collateral and all interest payments shall be paid directly to and shall be retained by Pledgee as Collateral hereunder.

                 8.       Default and Remedies.

                          8.1     The occurrence of any Event of Default under
and as defined in the Lending Agreement but subject to cure periods, if applicable, set forth therein (herein





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"Events of Default") shall, at the option of Pledgee and without notice to or demand on Pledgor, constitute an Event of Default hereunder.

                          8.2     Upon the occurrence of any Event of Default,
Pledgee may, at its option, without notice to or demand on Pledgor, declare all Obligations immediately due and payable, and Pledgee shall have all the default rights and remedies of a secured party (other than the right to any deficiency) under Chapter 5 of Division 9 of the California Uniform Commercial Code and other applicable law as well as the right to sell or otherwise dispose of the Collateral, or any part thereof, either at public or private sale, on any broker's board or securities exchange, in lots or in bulk, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Pledgee, all of which rights and remedies may be exercised with or without further notice to Pledgor, at Pledgee's sole option and as Pledgee in its sole discretion may deem advisable.

                          8.3     The net cash proceeds resulting from the
collection, liquidation, sale, or other disposition of the Collateral shall be applied first, to the reasonable expenses (including reasonable all attorneys' fees) of holding, storing, preparing for sale, selling, collecting, liquidating and the like, including any brokerage commissions and stamp or transfer taxes, and then to the satisfaction of all Obligations secured hereby, application as to any particular obligation or indebtedness or against principal or interest to be in Pledgee's absolute discretion.

                          8.4     If by reason of any prohibition contained in
the Securities Act of 1933, as now or hereafter in effect, or applicable in California or other State securities laws, as now or hereafter in effect, or in any rules or regulations pertaining to any of the foregoing laws, Pledgee in good faith reasonably believes it is compelled to resort to one or more private sales of shares of stock constituting Collateral to a single purchaser or a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof, Pledgor acknowledges and agrees that private sales of such Collateral may be held notwithstanding that such sales may be at prices and on other terms less favorable to Pledgor than if such Collateral were sold at public sale. Pledgor further agrees that Pledgee has no obligation to delay the sale of any such Collateral for the period of time necessary to permit registration of the Collateral, even if the issuer thereof would, or should, agree to register such Collateral for public sale under applicable securities laws. Pledgor specifically agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a "commercially reasonable" manner.

                 9. Duty of Pledgee. Pledgee shall not be under any duty or obligation whatsoever to collect any dividends, interest or other payments due or accruing in respect of the Collateral or to take any action to preserve rights in connection with any Collateral, including, without limitation, making or giving any presentment, demands for performance, notices of non-performance, protests, notices of protest or notices of dishonor in connection with any Collateral.





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                 10.      Cumulative Rights.  The rights, powers and remedies
of Pledgee under this Pledge Agreement shall be in addition to all rights, powers and remedies given to Pledgee under any statute or rule of law, this Pledge Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently.

                 11. Waiver. Any forbearance, failure or delay by Pledgee in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Pledgee. Pledgor waives any right to require Pledgee to proceed against any person or to exhaust any Collateral or to pursue any remedy in Pledgee's power prior to pursuing Pledgor in respect of the Obligations.

                 12. Setoff. Pledgor agrees that Pledgee may exercise its rights of setoff with respect to the Obligations in the same manner as if the Obligations were unsecured.

                 13. Binding Upon Successors. All rights of Pledgee under this Pledge Agreement shall inure to the benefit of its successors and assigns, and all obligations of Pledgor shall bind the representatives, executors, administrators, heirs, successors and assigns of the Pledgor.

                 14. Remedies Independent. If any default should be made in the payment of any Obligations, or in the terms and conditions of any security held therefor, Pledgee is hereby expressly given the right at its option to proceed in the enforcement of this Pledge Agreement, independently of any other remedy or security Pledgee may at any time hold in connection with the Obligations, and it shall not be necessary for Pledgee to proceed upon or against, and/or exhaust any other security or remedy, whether against any security, obligor or guarantor, before proceeding to enforce this Pledge Agreement.

                 15. Entire Agreement; Severability. This Pledge Agreement contains the entire pledge agreement between Pledgee and Pledgor with respect to the Collateral. If any of the provisions of this Pledge Agreement shall be held invalid or unenforceable, this Pledge Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

                 16. Return; Acquittance. Pledgee may at any time deliver any Collateral to Pledgor and the receipt thereof by Pledgor shall be a complete and full acquittance in respect of the Collateral so delivered, and Pledgee shall thereafter be discharged from any liability or responsibility therefor.

                 17. References. The singular includes the plural. If more than one debtor executes this Pledge Agreement, the term Pledgor shall be deemed to refer to each of the undersigned as well as to all of them, and the Collateral and the Obligations shall include the separate and joint Collateral and Obligations of each of the undersigned. All obligations and agreements hereunder shall be joint and several. The captions or titles of the sections of this





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Pledge Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                 18. Choice of Law. This Pledge Agreement shall be construed in accordance with and governed by the laws of the State of California, and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the California Uniform Commercial Code. Pledgor irrevocably and unconditionally submits to the jurisdiction of the Courts of the State of California or of the United States located in the County of Los Angeles, in connection with any legal action or proceeding arising out of or relating to this Pledge Agreement, and Pledgor waives any objection relating to the basis for personal or in rem jurisdiction or to venue which it may now or hereafter have in any such suit, action or proceeding.

                 19. Jury Trial. PLEDGOR AND PLEDGEE WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE OBLIGATIONS HEREIN OR TO THIS PLEDGE AGREEMENT.

                 20. Notice. Any written notice, consent or other communication provided for in this Pledge Agreement shall be delivered or sent by first-class mail, with postage prepaid, to the party to be notified, to the mailing address stated below. Such addresses may be changed by written notice as provided herein.

                 21. Expenses. Pledgor will reimburse Pledgee for all reasonable out-of-pocket expenses incurred by Pledgee arising out of the enforcement of this Agreement, including without limitation, reasonable attorneys' fees and costs whether or not suit is filed.





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                 22.      Indemnification.  Pledgor agrees to pay, and on
demand to indemnify and hold harmless, Pledgee, its successors, assigns, agents and servants, from and against any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action and all legal proceedings, whether civil or criminal, penalties, fines and other sanctions, and any costs and expenses incurred in connection therewith, including reasonable attorneys' fees, which may result from, relate to or arise out of this Pledge Agreement or any Collateral, including the ownership, purchase, delivery, acceptance or rejection, use, possession or disposition of any item of Collateral, but not including any claims arising out of the gross negligence or willful misconduct of Pledgee or its agents and servants.


PLEDGEE:  THE CIT GROUP / CREDIT         PLEDGOR: XIRCOM, INC.
          FINANCE, INC.


By:    Thomas Hayes                      By:    R. Holliday
     -----------------------------            ------------------------------
Its:   Vice President                    Its:   Secretary
     -----------------------------            ------------------------------

PLEDGEE'S ADDRESS FOR NOTICES:           PLEDGOR'S ADDRESS FOR NOTICES:

300 South Grand Avenue                   2300 Corporate Center Drive
3rd Floor                                Thousand Oaks, California 91320
Los Angeles, California 90071            Attention: Vice President - Finance
Attention:  Manager                         with copy to General Counsel
Telecopy:   (213) 613-2537               Telecopy:   (805) 376-9120





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                                   SCHEDULE I



          Class of Stock                     No. of Shares
          --------------                     -------------
             Common                               100